SHUTTERSTOCK, INC.
Empire State Building
350 Fifth Avenue, 21st Floor
New York, NY 10118

Steven Ciardiello
**************
**************

Re:     AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Steve:

This Amendment (the “Amendment”) to the Employment Agreement dated August 5, 2019 between you and Shutterstock, Inc. (the “Employment Agreement”) is entered into effective as of November 5, 2019 by and between you (referred to hereinafter as the “Executive” or “you”) and Shutterstock, Inc., a Delaware corporation (the “Company”).

Capitalized terms utilized but not otherwise defined herein shall have the meanings set forth in the Employment Agreement.

In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you and the Company hereby agree that the Employment Agreement shall be amended as hereafter provided:

1.	Section 7(a)(iv) is amended and restated to read as follows:

Equity. If the Executive’s termination date is at least twelve (12) months following the Effective Start Date, all of Executive’s unvested and outstanding equity awards that would have become vested had Executive remained in the employ of the Company for the twelve (12)-month period following Executive’s termination of employment shall immediately vest and become exercisable as of the date of Executive’s termination.

2.	Section 7(b)(iv) is amended and restated to read as follows:

Equity. Unless otherwise set forth in a performance restricted stock unit award agreement, all of Executive’s unvested and outstanding equity awards shall immediately vest and become exercisable as of the date Executive’s Release (as defined in Section 8 herein) actually becomes effective.

3.	Section 10(h) is amended and restated to read as follows:

Severance Period. “Severance Period” shall mean twelve (12) months.

Except as amended hereby, the Employment Agreement shall remain in full force and effect, and the valid and binding obligation of the parties thereto.

IN WITNESS WHEREOF, the parties hereto, have caused this Amendment to Executive Employment Agreement to be duly executed and delivered as of the date written above.

SHUTTERSTOCK, INC.

By: /s/ Lisa Nadler

Name:    Lisa Nadler

Title: Chief Human Resources Officer

EXECUTIVE

/s/ Steven Ciardiello
Steven Ciardiello